UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2012

Date of Report (Date of earliest event reported)

Bitzio, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction)

000-51688

(Commission File Number)

16-1734022

(IRS Employer Identification No.)

548 Market Street, Suite 18224, San Francisco, California, 94104

(Address of principal executive offices)

(866) 824-7881

Registrant’s telephone number, including area code

_______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of February 21, 2012, Bitzio, Inc. (the “Company”) entered into, or intends to enter into, indemnification agreements (the “Agreements”) in the form incorporated herein as Exhibit 10.1 with each of the following employees: Mr. Kevin Leong, Vice President Finance; Mr. Quoc Bui, Vice President Application Development; Mr. Michael Moon, Vice President Application Marketing; Mr. Neil Gandhi, Vice President Strategy and Analytics; Mr. Eric Owens, Vice President Product Launches; and Mr. Mike Kemski, Vice President Developer Acquisitions.

The Agreements generally provide that the Company will indemnify the individuals against expenses in respect of threatened, pending, continuing and completed actions, suits and other proceedings.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
10.1	Form of Indemnification Agreement dated as of February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2012

BITZIO, INC.

/s/ William Schonbrun

William Schonbrun

Chief Executive Officer